EXHIBIT 23.4
                       INDEPENDENT AUDITORS CONSENT (Baum)














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                              BAUM & COMPANY, P.A.
                          Certified Public Accountants
                        1515 University Drive, Suite 209
                          Coral Springs, Florida 33071
                        voice 954-752-1712 (fax) 954-344-

                          INDEPENDENT AUDITORS CONSENT


To the Securities and Exchange Commission
Washington, D.C.

Equity Growth 0-3718

I consent to the use in the Form 10-K for the year ending December 31, 1997 of our report dated May 4, 1998 accompanying the financial statements of Equity Growth Systems, inc.


June 26, 1998 Certified Public Accountant Baum & Company, P.A.






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